UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Item 12. Results of Operations and Financial Condition.

“On March 30, 2004, Ampex Corporation issued a press release announcing its financial results for the fiscal year ended December 31, 2004, and also announced that it had filed a Form 12b-25 with the Securities and Exchange Commission, in order to obtain additional time to complete the audit of its 2003 financial statements. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this report. A copy of the Form 12b-25 is available via EDGAR on the SEC’s website (www.sec.gov).”

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is filed herewith:

99.1 Press Release dated March 30, 2004.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: March 30, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated March 30, 2004.

*	Filed herewith.

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